SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): April 24, 2003
                                                          --------------


                            SEROLOGICALS CORPORATION
               (Exact Name of Registrant as Specified in Charter)


           Delaware                     0-26126                58-2142225
 -------------------------------------------------------------------------------
  (State or Other Jurisdiction     (Commission File)         (IRS Employee
      of Incorporation)                  Number)           Identification No.)


                     5655 Spalding Drive, Norcross, GA         30092
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               (Address of Principal Executive Offices)     (Zip Code)



                                 (678) 728-2000
                ------------------------------------------------
                         (Registrant's telephone number,
                              including area code)



          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

The information contained in this Item 5 is being furnished to the Securities and Exchange Commission (the "Commission") pursuant to Item 12 of Form 8-K, "Disclosure of Results of Operations and Financial Condition," as directed by the Commission in Release No. 34-47583.

On April 24, 2003, (the "Company") issued a press release containing information about the Company's financial condition or results of operations for the quarterly period ended March 30, 2003. A copy of the press release is attached hereto as Exhibit 99.1.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.


(c) Exhibits.

The following Exhibit is filed or furnished as part of this Report to the extent described in Items 5.

Exhibit No.     Description of Exhibits
-----------     -----------------------

99.1            Press Release dated April 24, 2003.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                               Serologicals Corporation
                                               -------------------------------
                                               (Registrant)




Date:  April 24, 2003                     By:  /s/ Harold W. Ingalls
                                               -------------------------
                                               Harold W. Ingalls,
                                               Vice President/Chief Financial
                                               Officer